Morgan Stanley Principal Funding Inc. ABS-15G

Exhibit 99.1

Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors of
Lagarino (European Loan Conduit No. 40) Designated Activity Company
10 Earlsfort Terrace
Dublin 2
Dublin
D02 T380
(the “Issuer”)

Morgan Stanley Principal Funding, Inc.
1585 Broadway
New York
10036-8200
United States
(the “Loan Seller”)

Morgan Stanley & Co. International PLC
25 Cabot Square
Canary Wharf
London
E14 4QA
(the “Arranger” and “Lead Manager”)

and the other Managers (as defined in the Engagement Letter)

4 July 2025

Dear Sirs/Madams,

PROPOSED ISSUE BY LAGARINO (EUROPEAN LOAN CONDUIT NO. 40) DESIGNATED ACTIVITY COMPANY OF COMMERCIAL MORTGAGE-BACKED FLOATING RATE SECURITIES (the “Issue”)

We have performed the procedures enumerated below on certain commercial leases (the “Loan Pool”), which were agreed to by the Issuer, the Loan Seller, the Arranger, the Lead Manager, the Managers and the other Managers (as defined in the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Loan Pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Loan Seller, the Arranger, the Lead Manager and the Managers. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Loan Seller, the Arranger, the Lead Manager and the Managers identified in the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer and the Loan Seller, and the appropriateness of the procedures is solely the responsibility of the Issuer, the Loan Seller, the Arranger, the Lead Manager and the Managers as discussed above. The Issuer and the Loan Seller shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer and the Loan Seller, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

The procedures that we performed and our findings are as follows:

1.	Scope of our work and factual findings

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed Upon Procedures”).

The Loan Seller provided us with the data file ‘RR Unidos - SOCIMI - Abril_2025_Sales_Mar_2025_SF_vAUP_Anonymised.xlsx’ (the “Tenant Level Pool Run”) containing information for 1,065 tenants in the Loan Pool as at 30 April 2025 (the “Tenant Level Cut-off Date”) and the data file ‘Lagarino Asset Datatape AUP_Anonymisedv2.xlsx’ (the “Property Level Pool Run”) containing information for 12 assets (properties) in the Loan Pool as at 31 March 2025 (the “Property Level Cut-off Date”).

We were requested by the Arranger and the Loan Seller to remove any tenants flagged as “Vacant” in the Tenant Level Pool Run, leaving 924 tenants in the Tenant Level Pool Run. A random sample of 394 tenants was selected from the Tenant Level Pool Run using the sampling approach below (the “Sample”, and together with the Tenant Level Pool Run, the “Sample Pool”). In addition, we were requested by the Arranger and the Loan Seller to perform the agreed upon procedures on all 12 assets (properties) contained in the Property Level Pool Run.

We have carried out the Agreed Upon Procedures on the Sample Pool during the period 2 June 2025 to 23 June 2025.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.6 and 3.1 to 3.6 under the pool agreed upon procedures sections below, have been limited to confirming that the selected attribute from the Tenant Level Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the electronic dataroom ‘Intralinks’ hosted by the Arranger (the “Dataroom”). We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the lease agreements, addendum of lease agreements, acta entrega local lease documents and rental invoices (together, the “tenancy documents”) and rental invoices (together, the “tenancy documents”) and the valuation reports.

Objectives

On the assumption that the information in the Tenant Level Pool Run is a complete and accurate representation of the Loan Pool, the sample sizes chosen were designed with the objective of us being able to state that there is a 99% confidence that not more than 1% of the population of the Tenant Level Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the Tenant Level Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

2.	Pool agreed upon procedures

For each tenant in the Sample Pool, we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the agreed upon procedures performed:

2.1.	Tenant name

For each tenant in the Sample Pool, we confirmed whether the tenant name shown on the Sample Pool substantially agreed to that shown on the tenancy documents. Substantially agreed is defined as being able to identify the tenant name in the tenancy documents where spelling errors had occurred. We found that the tenant name shown on the Sample Pool substantially agreed to the tenancy documents, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the Tenant Level Pool Run contained errors.

2.2.	Contracted rent per annum

For each tenant in the Sample Pool, we confirmed whether the contracted rent per annum (MGR/Year or TOR on Account) shown on the Sample Pool agreed, to within +/- 0.5%, to that shown on the tenancy documents. We found that the contracted rent per annum (MGR/Year or TOR on Account) shown on the Sample Pool agreed, to within +/- 0.5%, to the tenancy documents, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the Tenant Level Pool Run contained errors.

2.3.	Lease break date

For each tenant in the Sample Pool, we confirmed whether the lease break date (1rst BO) shown on the Sample Pool agreed, to within +/- 31 days, to that shown on the tenancy documents. We found that the lease break date (1rst BO) shown on the Sample Pool agreed, to within +/- 31 days, to the tenancy documents, except for 4 cases.

Deloitte reference	Description of exception
DT155	Sample Pool = 07/09/2025; Tenancy documents = 07/09/2028
DT186	Sample Pool = blank; Tenancy documents = 16/02/2027
DT346	Sample Pool = 20/12/2031; Tenancy documents = 19/12/2030
DT371	Sample Pool = 18/09/2030; Tenancy documents = 18/09/2028

As a result of the procedure performed there is a 99% confidence that not more than 3% of the Tenant Level Pool Run contained errors.

2.4.	Lease expiry date

For each tenant in the Sample Pool, we confirmed whether the lease expiry date shown on the Sample Pool agreed, to within +/- 31 days, to that shown on the tenancy documents. We found that the lease expiry date shown on the Sample Pool agreed, to within +/- 31 days, to the tenancy documents, except for 2 cases.

Deloitte reference	Description of exception
DT197	Sample Pool = 09/01/2035; Tenancy documents = 09/01/2034
DT348	Sample Pool = 13/05/2025; Tenancy documents = 13/05/2027

As a result of the procedure performed there is a 99% confidence that not more than 2% of the Tenant Level Pool Run contained errors.

2.5.	Rent review date

For each tenant in the Sample Pool, we confirmed whether the rent review date (First/Next CPI Update) shown on the Sample Pool agreed, to within +/- 31 days, to that shown on the tenancy documents. We found that the rent review date (First/Next CPI Update) shown on the Sample Pool agreed, to within +/- 31 days, to the tenancy documents, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the Tenant Level Pool Run contained errors.

2.6.	Unit area

For each tenant in the Sample Pool, we confirmed whether the unit area shown on the Sample Pool agreed, to within +/- 1%, to that shown on the tenancy documents. We found that the unit area shown on the Sample Pool agreed, to within +/- 1%, to the tenancy documents, except for 2 cases.

Deloitte reference	Description of exception
DT045	Sample Pool = 78.00; Tenancy documents = 75.71
DT394	Sample Pool = 0.00; Tenancy documents = 85.00

As a result of the procedure performed there is a 99% confidence that not more than 2% of the Tenant Level Pool Run contained errors.

3	Non-statistical pool agreed upon procedures

The agreed upon procedures below have been carried for each of the 12 assets (properties) in the Property Level Pool Run and our findings have been reported on an error-only basis.

3.1.	Asset Name

For each asset in the Property Level Pool Run, we confirmed whether the asset name shown on the Property Level Pool Run substantially agreed to that shown on the valuation reports or the tenancy documents. Substantially agreed is defined as being able to identify the asset name in the tenancy documents where spelling errors had occurred. We found that the asset name shown on the Property Level Pool Run substantially agreed to the valuation reports or the tenancy documents, with no exception.

3.2.	City

For each property in the Property Level Pool Run, we confirmed whether the property city shown on the Property Level Pool Run agreed to that shown on the valuation reports. We found that the property city shown on the Property Level Pool Run agreed to the valuation reports, with no exception.

3.3.	Tenure

For each property in the Property Level Pool Run, we confirmed whether the property tenure shown on the Property Level Pool Run agreed to that shown on the valuation reports. We found that the property tenure shown on the Property Level Pool Run agreed to the valuation reports, with no exception.

3.4.	Market Value

For each property in the Property Level Pool Run, we confirmed whether the property market value shown on the Property Level Pool Run agreed to that shown on the valuation reports. We found that the property market value shown on the Property Level Pool Run agreed to the valuation reports, with no exception.

3.5.	Date of Valuation

For each property in the Property Level Pool Run, we confirmed whether the date of valuation shown on the Property Level Pool Run agreed to that shown on the valuation reports. We found that the date of valuation shown on the Property Level Pool Run agreed to the valuation reports, with no exception.

3.6.	Property gross market rent (ERV)

For each property in the Property Level Pool Run, we confirmed whether the gross market rent (ERV) shown on the Property Level Pool Run agreed to that shown on the valuation reports. We found that the gross market rent (ERV) shown on the Property Level Pool Run agreed to the valuation reports, with no exception.

4	Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

5	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 1 July 2025, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Loan Seller, the Arranger, the Lead Manager and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Loan Seller, the Arranger, the Lead Manager and the Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger, the Lead Manager and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact James Brighton on 0207 303 6333.

Yours truly,

Deloitte LLP

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